SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Materials Under Rule 14a-12

                            Natural Gas Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:_____
      (2)   Aggregate number of securities to which transaction applies:________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______
      (4)   Proposed maximum aggregate value of transaction:____________________
      (5)   Total fee paid:_____________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:_____________________________________________
      (2)   Form, Schedule or Registration Statement No.:_______________________
      (3)   Filing Party:_______________________________________________________
      (4)   Date Filed:_________________________________________________________

                               NATURAL GAS SYSTEMS

                             820 GESSNER, SUITE 1340
                              HOUSTON, TEXAS 77024

                                November 1, 2005

Dear Stockholder:

      You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Natural Gas Systems, Inc. (the "Company" or "Natural Gas Systems"). The meeting will be held at the Company's offices at 820 Gessner, Suite 1340, Houston, Texas 77024 at 2:00 p.m., local time, on Thursday, December 1, 2005.

      The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes two items to be voted on by the stockholders. At the meeting, I will also report on Natural Gas Systems' current operations and will be available to respond to questions from stockholders. Recording devices will not be permitted in the meeting.

      Please note that space limitations make it necessary to limit attendance to stockholders of record as of October 21, 2005. To accommodate the largest number of stockholders at the meeting, we request that you indicate your intent to attend by calling our offices at (713) 935-0122 or by emailing us at smcdonald@natgas.us, by November 18, 2005.

      Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card, even if you plan to attend the meeting.

      I hope you will join us.

                                        Sincerely,


                                        /s/ Robert S. Herlin
                                        ----------------------------------------
                                        Robert S. Herlin, President and Chief
                                        Executive Officer

                            NATURAL GAS SYSTEMS, INC.

                             820 GESSNER, SUITE 1340
                              HOUSTON, TEXAS 77024

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held on December 1, 2005

      Notice is hereby given to the holders of common stock, $.001 par value per share, of Natural Gas Systems, Inc. that the Annual Meeting of Stockholders will be held at the Company's offices at 820 Gessner, Suite 1340, Houston, Texas 77024, on Thursday, December 1, 2005, at 2:00 p.m., local time, for the following purposes:

(1) To elect five directors to serve until the 2006 Annual Meeting of Stockholders;
(2) To ratify the appointment by the Audit Committee of the Board of Directors of the Company's independent auditors for the fiscal year ending June 30, 2006; and
(3) To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

      Only those stockholders of record at the close of business on October 21, 2005 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

                                        By Order of the Board of Directors,


Houston, Texas                          /s/ Laird Q. Cagan
November 1, 2005                        ----------------------------------------
                                        Laird Q. Cagan, Secretary

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

                            NATURAL GAS SYSTEMS, INC.
                             820 GESSNER, SUITE 1340
                              HOUSTON, TEXAS 77024

        Annual Meeting of the Stockholders To Be Held on December 1, 2005

                                 PROXY STATEMENT

      This Proxy Statement is furnished to holders of common stock, $.001 par value per share, of Natural Gas Systems, Inc., a Nevada corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2005 Annual Meeting of Stockholders to be held at 2:00 p.m., local time, at the Company's offices at 820 Gessner, Suite 1340, Houston, Texas 77024, on Thursday, December 1, 2005, and at any postponement or adjournment thereof.

      This Proxy Statement and the accompanying proxy card are first being mailed to our stockholders on or about November 4, 2005.

What is the purpose of the Annual Meeting?

      At the Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which is the election of directors and the ratification of the appointment of our independent auditors. In addition, management will report on our performance during the fiscal year ended June 30, 2005, which we refer to as fiscal 2005, and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?

      Only stockholders of record at the close of business on October 21, 2005 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

What are the voting rights of the holders of our common stock?

      Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. With regard to the election of directors, the five nominees receiving the greatest number of votes cast will be elected provided a quorum is present. On each other matter to be presented, the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote will be necessary to approve the matter.

      Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.

What constitutes a quorum?

      Our Bylaws provide that the presence, in person or by proxy, of the holders of a majority of outstanding shares of our common stock at our Annual Meeting shall constitute a quorum.

      For the purpose of determining the presence of a quorum, proxies marked "withhold authority" or "abstain" will be counted as present. Shares represented by proxies that include broker non-votes will also be counted as shares present for purposes of establishing a quorum. On October 21, 2005, the record date, there were 24,778,358 shares of our common stock issued and outstanding and such shares are the only shares entitled to vote at the Annual Meeting.

What are the Board's recommendations?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with the description of the Proposals in this Proxy Statement. In summary, the Board recommends a vote FOR election of the directors named in this Proxy Statement (see Proposal I), and FOR the ratification of the appointment of Hein & Associates LLP as the Company's independent accountants (See Proposal
II).

      The proxy holders will vote in their discretion with respect to any other matter that properly comes before the Annual Meeting.

Proxies

      If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Annual Meeting and at any postponement or adjournment thereof in accordance with the instructions indicated on the proxy and IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED (1) "FOR" THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND (2) AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXIES.

      A stockholder who has returned a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting to Natural Gas Systems a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Natural Gas Systems, Inc., 820 Gessner, Suite 1340, Houston, Texas 77024, Attention: Sterling H. McDonald.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

      The Bylaws of the Company provide that the Board of Directors shall consist of a minimum of one member. The size of the Board of Directors is currently set at five members. Each director shall be selected for a term of one year and until his successor is elected and qualified.

      The following is information concerning the nominees for election.

Nominees

                                                                                                           Year  First
                                                                                                           Elected
Name                     Age     Principal Occupation                                                      Director
----                     ---     --------------------                                                      --------
Laird Q. Cagan           47      Mr. Cagan has served as the Company's Chairman of the Board and           2004
                                 Secretary since May 2004.  Mr. Cagan is a co-founder, and, since
                                 2001, has been Managing Director, of Cagan McAfee Capital Partners,
                                 LLC, a technology-focused private equity firm in Cupertino,
                                 California. He also serves as President of Cagan Capital, LLC, a merchant bank he formed in 1990. From 1999 to 2001, he served as
                                 Chairman and Chief Executive Officer of BarterNet Corporation, a
                                 worldwide Internet B2B exchange. Mr. Cagan attended M.I.T. and received a BS and an MS degree in engineering, and an MBA, from
                                 Stanford University. He is a member of the Young Presidents
                                 Organization. Please also see "Certain Relationships and Related
                                 Transactions."

Robert S. Herlin         50      Mr. Herlin has been President, Chief Executive Officer and a Director     2004
                                 of the Company since May 2004.  Prior to the merger of Natural Gas
                                 Systems, Inc. ("Old NGS") into the Company, Mr. Herlin served as
                                 President, Chief Executive Officer and Director of Old NGS. He is
                                 responsible for all of the Company's operations, development of its business model, identifying acquisitions of applicable oil and gas properties, developing the Company's operating team and creating, establishing and maintaining industry partnerships. Mr. Herlin has more than 21 years of experience in energy transactions, operations and finance with small independents, larger independents and major integrated oil companies. Since 2003, Mr. Herlin has also served as a
                                 Partner with Tatum CFO, a financial advisory firm that provides executive officers on a part-time or full-time basis to clients. From
                                 2001 to 2003, Mr. Herlin served as Senior Vice President and Chief
                                 Financial Officer of Intercontinental Towers Corporation, an
                                 international wireless infrastructure company. From 1997 to 2001, he was employed at Benz Energy, Inc., an oil and gas company, most recently as President. Mr. Herlin also serves on the board of directors of Boots and Coots Group, an oil field services company.
                                 Mr. Herlin graduated with honors from Rice University with B.S. and
                                 M.E. degrees in chemical engineering and has an MBA from Harvard
                                 University.

John Pimentel      39      Since 2002, Mr. Pimentel has been a principal of Cagan McAfee Capital        2004
                           Partners, where he is responsible for business development, investment structuring, and portfolio company management. From 1998 to 2002, he worked with Bain & Company in that firm's Private Equity
                           Group, and the general consulting practice. From 1993-1996, Mr.
                           Pimentel served as Deputy Secretary for Transportation for the State of California. Mr. Pimentel has served as a director of World Waste
                           Technologies, Inc., a waste technology company since 2004, and since
                           September of 2005, Mr. Pimentel has served as its Chief Executive
                           Officer.  Further, Mr. Pimentel has served as a director of  Pacific
                           Ethanol, Inc. since early 2004. Mr. Pimentel has an MBA degree from the Harvard Business School, and a BA degree from UC Berkeley

Gene Stoever       66      In 1993, Mr. Stoever retired from KPMG Peat Marwick after 32 years of        2004
                           service, including 24 years as a partner. Since 1994, he has acted as an independent consultant. From 1999 to 2004, he served as the trustee of the
                           Sterling Diagnostic Imaging and SDI Liquidating Trust, and from 2001 to
                           2005 he served as a Director of Exopack, LLC, a flexible packaging company. He also serves as a director and Chairman of the Audit Committee of Propex Fabrics, Inc., a global provider of woven and non-woven polypropylene products. Mr. Stoever earned his B.B.A. degree in accounting with honors from the University of Texas at Austin, is a Certified Public
                           Accountant in the State of Texas and is a current member of the Texas
                           Society of Public Accountants. Mr. Stoever serves as Chairman of the
                           Company's Audit Committee.

E.J. DiPaolo       52      Mr. DiPaolo has served as an Energy Advisor to Growth Capital                2004
                           Partners, L.P., an investment banking company, since 2003. From 2002 to the present, Mr. DiPaolo has served as an independent energy producer. From 1976 to 2002, Mr. DiPaolo was with Halliburton
                           Company, most recently as Group Senior Vice President of Global
                           Business Development, where he was responsible for the management of overall customer relationships with the companies within
                           Halliburton's upstream businesses, including Halliburton Energy
                           Services, Brown and Root Energy Services, and Landmark Graphics and
                           Wellstream. Previously, Mr. DiPaolo was the North American Regional
                           Vice President and Far East Regional Vice President for Halliburton,
                           accountable for the overall operation of Halliburton Energy Services in those regions. Mr. DiPaolo also serves on the Board of Directors of Boots and Coots Group, an oil field services company, and Edgen
                           Corporation, a pipe distribution company. He received his
                           undergraduate degree in agricultural engineering from West Virginia
                           University in 1976 where he currently serves on the Advisory Board of the College of Engineering.  Mr. DiPaolo serves as Chairman of the
                           Company's Compensation Committee


      We believe that the nominees will be available and able to serve as directors. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES
                           FOR ELECTION AS DIRECTORS.

Meetings of the Board of Directors and Committees

      Board of Directors. The property, affairs and business of Natural Gas Systems are under the general management of our Board of Directors as provided by the laws of Nevada and our Bylaws. Natural Gas Systems has standing Audit and Compensation Committees of the Board of Directors. Because all five of the Company's directors participate in the process of identifying qualified director nominees, the Board of Directors does not believe that it is necessary to have a separate Nominating Committee. The Board's director nominees for each annual meeting of stockholders are approved by a majority of the Company's independent directors. The Board does not have a written charter that governs the director nomination process.

      The Board of Directors held five meetings during fiscal year 2005. Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings held by all committees of the Board on which he served during fiscal year 2005. Each Board member is expected be present at the annual meeting.

      Audit Committee. The functions of the Audit Committee include the appointment, compensation and oversight of the Company's independent auditors, reviewing the scope and results of the audit by the Company's independent auditors and reviewing the Company's procedures for monitoring internal controls. The members of the Audit Committee consist of Messrs. Stoever and DiPaolo. The Audit Committee met four times during fiscal year 2005. Our Board of Directors believes that the members of the Audit Committee are independent as defined in Rule 4200 (a)(14) of the National Association of Securities Dealers' listing standards. The Board of Directors has determined that Mr. Stoever is an independent director serving on the Audit Committee who is an audit committee financial expert as defined by the Securities and Exchange Commission's rules (see Mr. Stoever's bio under "Proposal 1 - Election of Directors." The Audit Committee adopted a Charter on February 21, 2005.

      Compensation Committee. The Compensation Committee is authorized to review annual salaries and bonuses of our officers and has the authority to determine the recipients of options, the time or times at which options shall be granted, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option under our stock option plan. The members of the Compensation Committee consist of Messrs. Stoever and DiPaolo. The Compensation Committee met three times during fiscal year 2005.

      Nomination of Directors. The entire Board of Directors will consider Board nominees recommended by shareholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Secretary of the Company. To be timely, such notice must be received at the principal executive offices of the Company as set forth under "Stockholder Proposals" below. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate's other board memberships (if any). You must submit the nominee's consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information, within reason, that may be needed to determine the eligibility of the nominee. The Board of Directors will follow procedures that it deems reasonable and appropriate in the identification of candidates for election to the Board of Directors and evaluating the background and qualifications of those candidates. Those processes include consideration of nominees suggested by an outside search firm, by incumbent Board members and by stockholders. The Board of Directors will seek candidates having experience and abilities relevant to serving as a director of the Company and who represent the best interests of stockholders as a whole and not any specific interest group or constituency. The Board of Directors will consider a candidate's qualifications and background, including, but not limited to responsibility for operating a public company or a division of a public company, oil and gas business experience, a candidate's technical background or professional qualifications and other public company boards on which the candidate is a director. The Board of Directors will also consider whether the candidate would be "independent" for purposes of the National Association of Securities Dealers' and the rules and regulations of the Securities and Exchange Commission. The Board of Directors may from time to time engage the services of a professional search firm to identify and evaluate potential nominees.

      Stockholder Communications with the Board. Any stockholder can communicate with all directors or with specified directors by sending a letter to the Company's Secretary at the address set forth under "Stockholder Proposals," below. All such letters will be forwarded to the entire Board or to the directors specified by the stockholder.

Compensation of Directors


      Periodically, our Board of Directors reviews the then-current director compensation policies and from time to time makes changes to such policies based on various criteria the Board deems relevant. Our independent directors are currently paid $3,000 per fiscal quarter and are reimbursed for any direct out-of-pocket expenses incurred in connection with their duties as directors. In addition, Messrs. DiPaolo and Stoever are paid additional stipends of $13,000 per year for serving as Chairs of the Compensation and Audit Committees, respectively. Our Board has also authorized the issuance of options to acquire up to 100,000 shares of common stock at an exercise price of $1.27 per share, vesting over two years, and 28,000 shares of common stock at an exercise price of $1.10 per share, vesting over one year, to each of Messrs. DiPaolo and Stoever.


Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of shares of the Company's common stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received or written representations from the Reporting Persons, the Company believes that with respect to the fiscal year ended June 30, 2005, all the Reporting Persons complied with all applicable Section 16 filing requirements, except that a certain Amended Form 3s and Form 4s for Mr. Cagan and Mr. McAfee (see next section below) were filed late due to administrative oversight.

Beneficial Owners of More Than Five Percent of Natural Gas Systems' Common Stock; Shares Held by Directors and Executive Officers

Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our common stock as of September 15, 2005 by (1) each person who is known by us to beneficially own more than five percent of our common stock; (2) each director and nominee for director; (3) each of the named executive officers listed in the Summary Compensation Table below under the caption "Executive Compensation"; and (4) all executive officers and directors as a group. Shares of common stock that are subject to outstanding options and warrants that are presently exercisable or exercisable within 60 days of September 15, 2005 are deemed to be outstanding for purposes of computing the percentage ownership of the holder of the options and warrants, but not for any other person. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws where applicable.

NAME AND ADDRESS OF                                AMOUNT AND NATURE OF
BENEFICIAL OWNER                                   BENEFICIAL OWNERSHIP   PERCENT OF CLASS(1)
-----------------------------------------------    --------------------   -------------------
Robert Herlin(2)(3)                                      1,339,844                5.3%
Sterling McDonald (2)(9)                                   168,750                  *
Laird Q. Cagan(4)(5)                                     7,688,643               30.7%
John Pimentel(4)                                           450,000                1.8%
E.J. DiPaolo(2)(6)                                          50,000                  *
Gene Stoever(2)(6)                                          50,000                  *
Eric A. McAfee, P2 Capital LLC , Park Capital            5,907,500               23.8%
III, and McAfee Capital LLC(4)(7)
All executive officers and directors as a group          9,777,445               38.1%
(seven persons)(3)(5)(6)(7)(8)(9)

* Less than 1%

(1) Based on 24,777,534 shares outstanding on September 15, 2005.

(2) Address: c/o Natural Gas Systems, Inc., 820 Gessner, Suite 1340, Houston, Texas 77024.

(3) Includes (i) 1,000,000 shares directly held by Mr. Herlin; (ii) up to 250,000 shares of our common stock issuable upon exercise of options currently exercisable (or exercisable within 60 days of the date of September 15, 2005); and (iii) up to 89,844 shares of our common stock issuable upon exercise of warrants currently exercisable (or exercisable within 60 days of the date of September 15, 2005). Does not include (i) up to 500,000 shares of our common stock issuable upon the exercise of options and (ii) up to 197,656 shares of our common stock issuable upon the exercise of warrants, in each case not exercisable within 60 days of the date of September 15, 2005.

(4) Address: c/o Cagan McAfee, 10600 N. De Anza Blvd., Suite 250, Cupertino, California 95014.

(5) Includes (i) 6,448,000 shares directly held by Mr. Cagan; (ii) 1,000,000 shares held in trust by Mr. Cagan's two daughters; (iii) currently exercisable warrants to acquire 158,143 shares of common stock held by Mr. Cagan issued in connection with services rendered through Chadbourn Securities as our placement agent; and (iv) currently exercisable warrants to purchase 82,500 shares owned by Cagan McAfee Capital Partners, LLC ("CMCP"), out of a total of warrants to purchase 165,000 shares owned by CMCP, an entity in which Mr. Cagan owns a 50% interest and shares voting and dispositive power.

(6) Includes 50,000 shares of our common stock issuable upon exercise of options currently exercisable (or exercisable within 60 days of the date of this prospectus), but excludes up to 50,000 shares of our common stock issuable upon exercise of options not exercisable within 60 days of the date of this prospect.

(7) Includes (i) 1,000,000 shares directly held by Mr. McAfee, (ii) 2,000,000 shares held by P2 Capital LLC, an entity owned 50% by Marguerite McAfee (Mr. McAfee's spouse) and 25% by each of Mr. and Mrs. McAfee's minor children (over which shares Mrs. McAfee holds sole dispositive and voting power), (iii) 2,700,000 shares held by McAfee Capital, LLC, an entity owned 50% by each of Mr. and Mrs. McAfee (over which shares Mr. and Mrs. McAfee share voting and dispositive power); (iv) 125,000 shares owned by Berg McAfee Companies, LLC (out of total of 250,000 shares owned by Berg McAfee Companies, LLC), an entity in which Mr. McAfee owns a 50% interest and shares voting and dispositive power; and (v) currently exercisable warrants to purchase 82,500 shares owned by Cagan McAfee Capital Partners, LLC ("CMCP"), out of a total of warrants to purchase 165,000 shares owned by CMCP, an entity in which Mr. McAfee owns a 50% interest and shares voting and dispositive power. Mr. McAfee disclaims beneficial ownership over all of the shares held by P2 Capital LLC and 50% of the shares held by Berg McAfee. McAfee Capital LLC disclaims beneficial ownership over all of the shares held by P2 Capital LLC.

(8) Includes stock and incentive options totaling 30,208 shares of common stock issuable within 60 days of September 15, 2005, to Daryl Mazzanti, the Company's Vice President of Operations.

(9) Includes up to 168,750 shares of our common stock issuable upon the exercise of stock options exercisable within 60 days of September 15, 2005.

Certain Relationships and Related Transactions

Laird Q. Cagan, the Chairman of our Board of Directors, is a Managing Director of Cagan McAfee Capital Partners, LLC ("CMCP"). CMCP performs financial advisory services for us pursuant to a written agreement and is paid a monthly retainer of $15,000. In addition, Mr. Cagan is a registered representative of Chadbourn Securities, Inc. ("Chadbourn"), our non-exclusive placement agent for private financings. Pursuant to the Agreement between Mr. Cagan, Chadbourn and us, we pay a cash fee equal to 8% of gross equity proceeds and warrants equal to 8% of the shares placed by CMCP. During 2003, we expensed and paid CMCP $32,500 for monthly retainers.

In connection with the founding of the Company, 18,000,000 shares of Old NGS common stock were directly and indirectly purchased by various parties as founder's shares, including, 1,000,000 shares by Robert S. Herlin as an incentive to perform as the Company's President and CEO; 1,000,000 shares by Liviakis Financial Communications, Inc., the Company's investor relations firm; 7,500,000 shares by Laird Q. Cagan, the Company's Chairman and Managing Director of CMCP; and 5,700,000 by Eric M. McAfee, Managing Director of CMCP, and 450,000 by John Pimentel, a member of the Company's Board of Directors.

During the six months ended June 30, 2004 we expensed $90,000 in monthly retainers to CMCP, $60,000 of which remained unpaid at June 30, 2004, and charged $80,000 to stockholder's equity as a reduction of the proceeds from common stock sales in the amount of $1,000,000. The $80,000 paid to Chadbourn Securities and Laird Q. Cagan was for commissions from the sale of our common stock. Also during the six months ended June 30, 2004 we issued warrants to purchase 319,932 shares of Common Stock to CMCP, Chadbourn Securities and Laird
Q. Cagan and their assigns in connection with arranging the merger, (240,000 warrants) and placement of 999,145 common shares (79,932 warrants). These warrants have a $1.00 exercise price and a seven year term.

During the fiscal year ended June 30, 2005, we issued warrants to purchase 91,359 and 5,427 shares of common stock to Laird Q. Cagan and Chadbourn Securities, Inc., respectively, in connection with capital raising services. During the same period, we paid $257,890 cash commissions to Laird Q. Cagan and Chadbourn Securities, Inc., in connection with capital raising activities. Further, during fiscal year ended June 30, 2005, the Company expensed and paid CMCP $180,000 for monthly retainers earned in fiscal 2005, and paid $60,000 for monthly retainers earned, but unpaid, during fiscal 2004.

Also during fiscal 2005, from August through December, 2004, Mr. Cagan loaned us, through a series of advances, $920,000, pursuant to a secured promissory note bearing interest at 10% per annum and a 5% origination fee (the "Bridge Loan") earmarked for our purchase of working interests in the Tullos Urania Field in Louisiana, working capital and certain costs related to the closing of the Prospect Facility. On February 15, 2005, we repaid the Bridge Loan, totaling $953,589 with accrued interest, in full.

Eric McAfee, also a Managing Director of Cagan McAfee Capital Partners, has served as Vice Chairman of the Board of Verdisys, Inc., the provider of certain horizontal drilling services to the Company. Subsequently in 2004, Mr. McAfee resigned from the Board of Directors of Verdisys, but continues to hold shares in both companies. Mr. McAfee has represented to the Company that he is also a 50% owner of Berg McAfee Companies, LLC, which owns approximately 30% of Verdisys, Inc. NGS paid $130,000 to Verdisys (Blast Energy) during 2003 and $25,960 during 2004 for horizontal drilling services.

Executive Officers of Natural Gas Systems

      Set forth below is information regarding our executive officers including their ages, positions with Natural Gas Systems and principal occupations and employers for at least the last five years. For information concerning executive officers' ownership of our common stock, see "Beneficial Owners of More Than Five Percent of Natural Gas Systems Common Stock; Shares Held by Directors and Executive Officers."

      For information regarding Robert S. Herlin, the Company's President and Chief Executive Officer, see "Proposal I - Election of Directors."

      Sterling H. McDonald (56). Mr. McDonald joined Old NGS as Chief Financial Officer in 2003 and has served the Company as its Chief Financial Officer since the merger of Old NGS into the Company in May 2004. Since joining the Company, Mr. McDonald has also been responsible for administrative functions of the Company. From 1999 to 2003, Mr. McDonald acted as an independent consultant and interim Chief Financial Officer to various companies. From 1997 to 1999, he served as Chief Financial Officer for PetroAmerican Services, a subsidiary of an integrated NYSE-traded oil and gas company. Previously, he served as Chief Financial Officer of PetroStar Energy, an exploration and production company, and Treasurer of Reading and Bates Corporation, a NYSE-traded international offshore drilling services, exploration and production company. Mr. McDonald holds an MBA, with highest academic achievement, from the University of Tulsa.

      Daryl. V. Mazzanti (43). Mr. Mazzanti joined our company as our Vice President of Operations in July 2005, to lead all of our oil and gas operations. From 1985 to 2005, Mr. Mazzanti was employed by Union Pacific Resources (UPR) and Anadarko Petroleum (the successor to UPR), where he managed operational, engineering and geotechnical teams responsible for oil and gas fields in Texas, Oklahoma, Louisiana, the Rockies and offshsore GOM. His duties included overseeing up to 1,300 horizontal wells, optimizing artificial lift methods for a 750 well program and supervising multi-rig drilling and service programs. Mr. Mazzanti began his career in 1985 as a Development Engineer with Champlin Oil (the predecessor to UPR), where he was responsible for drilling, completion, workover, recompletion, reservoir analysis and surface facility optimization across Texas and offshore GOM. Mr. Mazzanti holds a Bachelor of Science in Petroleum Engineering, with distinction, from the University of Oklahoma at Norman.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation for services in all capacities to our company for the fiscal years ended June 30, 2005, June 30, 2004 and December 31, 2003, for our Chief Executive Officer and Sterling H. McDonald (the "Named Executives"). No other executive officer earned total annual salary and bonus in excess of $100,000 for fiscal year ended June 30, 2005:

SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------
                                  I. Annual Compensation          II. Long Term Compensation

                                                                               III.     Awards       IV.

                                  Fiscal
Name and                           Year*        Salary            Bonus        Options/SARs/Stock      All other
Principal Position                 -----        ------            -----        ------------------    Compensation
------------------                                                                                   ------------
-----------------------------------------------------------------------------------------------------------------
Robert S. Herlin,                  2005        $180,000          $   -0-            787,500 (2)          -0- (3)
     President and CEO(1)          2004        $ 90,000              -0-                                 -0-
                                   2003        $ 48,750              -0-            250,000 (4)          -0-

Sterling H. McDonald               2005        $135,000          $50,000            350,000              -0-
     Treasurer and CFO (1)         2004        $ 60,000              -0-                                 -0-
                                   2003        $ 17,000              -0-            250,000 (4)          -0-
-----------------------------------------------------------------------------------------------------------------

* Fiscal Years 2005, 2004 and 2003 are for the twelve months ended June 30, 2005, the six months ended June 30, 2004 and the period from September 23, 2003 (inception) to December 31, 2003.
(1) Mr. Herlin and Mr. McDonald have served as President and CEO, and Treasurer and CFO, respectively, of Natural Gas System, Inc. from May 24, 2004. During all periods indicated prior to May 24, 2004, they served in the same capacities at Old NGS (the private entity that merged with the publicly traded entity).
(2) Includes incentive stock options to purchase 500,000 shares of common stock at $1.80 per share, and warrants to purchase 287,500 shares of common stock at $1.80 per share (fair market value).

(3) NGS has entered in a Resources Agreement with Tatum CFO Partners, LLC in connection with the employment of Mr. Herlin. This agreement is detailed under "Employment Agreements" below. Mr. Herlin does not directly share in

(4) compensatory benefits paid to Tatum CFO Partners, LLC. Options granted in fiscal 2003 under the 2003 Stock Plan of Old NGS, subsequently assumed by us on the merger date of May 24, 2004.

OPTION GRANTS AND EXERCISES IN LAST FISCAL YEAR

The following table sets forth certain information with respect to stock options granted to the Named Executives during the fiscal year ended June 30, 2005, stock option exercises during that year, and the value of unexercised stock options at that year's end.

                     Options/SAR Grants in Fiscal Year 2005

----------------------------------------------------------------------------------------------------------------
                         Number of Securities          % of Total
                              Underlying              Options/SARs         Exercise or Base
                             Options/SARs              Granted to               Price              Expiration
Name                          Granted(#)         Employees in Period(1)         ($/sh)                Date
----                          ----------         ----------------------         ------                ----
----------------------------------------------------------------------------------------------------------------
Robert S. Herlin                500,000                   28%                   $1.80          April 4, 2015 (2)
Robert S. Herlin                287,500                   16%                   $1.80          April 4, 2015 (3)
Sterling H. McDonald            350,000                   20%                   $1.80          April 4, 2015 (2)
----------------------------------------------------------------------------------------------------------------

      (1) Calculated on the basis of 1,300,000 stock options granted under the 2004 Stock Plan and 487,500 warrants granted to employees during fiscal year ended June 30, 2005.
      (2) These are incentive stock options granted under the 2004 Stock Plan, subject to four year quarterly vesting and contain certain acceleration provisions upon change of control or involuntary termination of executive.
      (3) These are restricted revocable warrants, subject to eighteen month reverse vesting and contain certain acceleration provisions upon change of control or involuntary termination of executive.

Neither of the Named Executives exercised options during the last fiscal year.

EMPLOYMENT AGREEMENTS; CHANGE IN CONTROL AGREEMENTS

Executive Employment Agreement: Robert S. Herlin

On September 23, 2003, Natural Gas Systems, Inc., a Delaware corporation ("Old NGS"), a subsidiary of Natural Gas Systems, Inc., a Nevada corporation (the "Company"), entered into an Executive Employment Contract (the "Original Herlin Employment Contract") with Robert S. Herlin for Mr. Herlin to serve as President and Chief Executive Officer. Pursuant to the Original Herlin Employment Contract, Mr. Herlin was granted a stock option to purchase 250,000 shares of Old NGS common stock with an exercise price equal to $0.001 vesting over four years, that was to be cancelled when the Company granted warrants to Tatum CFO Partners, LLP, a provider of contract CFO's and other executive level executives ("Tatum"), in connection with Mr. Herlin's status as a partner of Tatum and certain other services to be provided by Tatum. In addition, under the Original Herlin Employment Contract Mr. Herlin received an annual salary of $180,000, an annual discretionary bonus of up to $180,000, a six month severance package, and purchased 1,000,000 shares of common stock of Old NGS, with Old NGS having a repurchase right under a reverse vesting arrangement over 27 months (the "Stock Purchase Agreement"). The Original Herlin Employment Contract and Stock Purchase Agreement were assumed by us when our subsidiary merged with Old NGS in May 2004. In addition, the stock options were exchanged in the merger for stock options exercisable for shares of our common stock.

On April 4, 2005, we entered into an Executive Employment Contract (the "New Herlin Employment Contract") with Mr. Herlin. The New Herlin Employment Contract supersedes the Original Herlin Employment Contract. Pursuant to the New Herlin Employment Contract, Mr. Herlin will continue to serve as our President and Chief Executive Officer. He will receive an annual salary of $180,000, which will increase to $210,000 at the end of one year, and a one year severance package. Mr. Herlin is also eligible to receive an annual discretionary bonus equal to 100% of his annual salary. As a bonus for fiscal 2004, Mr. Herlin will retain the 250,000 stock options granted to him under the Original Employment Agreement. We also entered into a new agreement with Tatum, which supercedes the original agreement with Tatum and provides for us to grant Tatum a warrant to purchase 262,500 shares our common stock, exercisable at $0.001 exercisable for five years. We refer you to "Amended and Restated Agreement with Tatum Partners."

On April 4, 2005, Mr. Herlin was granted a stock option to purchase 500,000 shares of our common stock, with an exercise price equal to $1.80 that vests over four years, as well as an additional grant of a warrant to purchase 287,500 shares of our common stock, with an exercise price equal to $1.80 that vests over eighteen months, both of which have with certain acceleration provisions based on involuntary termination and change of control.

Amended and Restated Agreement with Tatum Partners.

In September 2003, Old NGS entered into a Resources Agreement with Tatum CFO Partners, LLP (the "Original Tatum Contract"). The Original Tatum Contract provided for Tatum to make available to Old NGS the services of its partner, Robert S. Herlin, and provide access to various Tatum resources in exchange for sharing of Mr. Herlin's compensation from Old NGS. The Original Tatum Contract was assumed by us when our subsidiary merged with Old NGS in May 2004.

On April 4, 2005, we executed an Amended and Restated Resources Agreement (the "Amended and Restated Tatum Contract") with Tatum. Pursuant to the Amended and Restated Tatum Contract, Tatum will receive $12,000 per year for access to its services. In addition, we granted Tatum a warrant to purchase 262,500 shares of our common stock, exercisable at $0.001 per share and exercisable for a period of five years.

Executive Employment Agreement: Sterling H. McDonald

On November 10, 2003, Old NGS entered into an Executive Employment Contract with Sterling H. McDonald for Mr. McDonald to serve as Chief Financial Officer (the "Original McDonald Employment Contract"). The Original McDonald Employment Contract provided for a grant of a stock option to purchase 250,000 shares of common stock of Old NGS, with an exercise price of $0.25 that vests over 48 months. In addition, under the Original McDonald Employment Contract Mr. McDonald received an annual salary of $120,000, an annual discretionary bonus, and a maximum six month severance package. The Original McDonald Employment Contract was assumed by us when our subsidiary merged with Old NGS in May 2004. In addition, the stock options were exchanged in the merger for stock options exercisable for shares of our common stock.

On April 4, 2005, we entered into an Executive Employment Contract (the "New McDonald Employment Contract") with Mr. McDonald. The New McDonald Employment Contract supersedes the Original McDonald Employment Contract, with the exception that Mr. McDonald retained the stock options under the terms previously granted. Pursuant to the New McDonald Employment Contract, Mr. McDonald will continue to serve as our Chief Financial Officer. In addition, Mr. McDonald will receive an annual salary of $150,000. Mr. McDonald is also eligible to receive an annual discretionary bonus equal to 75% of his annual salary, and a six month severance package which may be increased to one year under conditions related to a change of control. In addition, on April 4, 2005, Mr. McDonald was granted a stock option to purchase 350,000 shares of our common stock at an exercise price of $1.80 vesting over four years with certain acceleration provisions based on involuntary termination and change of control.

Executive Employment Agreement: Daryl V. Mazzanti

On June 23, 2005, we entered into an Executive Employment Contract with Mr. Daryl V. Mazzanti ("Mazzanti") for Mazzanti to serve as Vice President of Operations of the Company (the "Employment Contract"). Under the Employment Contract, Mazzanti will receive an annual salary of $155,000, a discretionary bonus of up to 75% of his annual salary, and a six month severance package. The Employment Contract provided for a grant of 350,000 stock options under the Company's 2004 Stock Plan, exercisable at $1.61 and vesting quarterly over four years ("Stock Option Agreement"). Further, Mazzanti shall receive a sign on bonus of 25,000 shares of the Company's common stock vesting over 12 months (and subject to acceleration upon change of control) under the 2004 Stock Plan (the "Stock Grant Agreement") and a cash payment of $10,000. In addition, the Company granted Mazzanti a revocable warrant to purchase 250,000 shares of the Company's common stock at an exercise price of $1.61, vesting over four years and subject to revocation upon the non-commencement of certain development projects (the 'Revocable Warrant Agreement").

COMPENSATION OF BOARD OF DIRECTORS

On October 22, 2004, our board approved the grant of options to purchase up to 100,000 shares of common stock with an exercise price of $1.27 per share, to each of our two independent board members, Messrs. Gene Stoever and E.J. DiPaolo. The options vest annually over a two-year period beginning May 26, 2004, the date of the directors' election to our board. The independent directors are paid $3,000 per fiscal quarter for attending board meetings. Mr. Stoever is also paid $13,000 per year for his services as Chairman of the Audit Committee, and Mr. DiPaolo is paid $13,000 per year for his services as Chairman of the Compensation Committee. We also reimburse our non-employee directors for any direct expenses they incur in their capacity as directors. On August 22, 2005, we granted options to purchase 28,000 shares of our common stock at $1.10 to each of our outside Directors, Messrs. DiPaolo and Stoever, vesting one year from the date of grant.

Laird Q. Cagan, chairman of our board, also earns compensation from our company through his relationship with our financial advisor, Cagan McAfee Capital Partners, LLC ("CMCP") and placement agent (Chadbourn Securities, Inc.). In addition, we reimburse CMCP for the costs of legal services performed by staff members of CMCP under the direction of our general counsel. Mr. Cagan is also reimbursed by us for documented travel expenses he incurs from time to time directly on our behalf. Please see "Certain Relationships and Related Transactions."

Mr. Pimentel, who also serves on our board, is a principal of CMCP but does not receive compensation from CMCP in connection with CMCP's services to us.

Report of the Audit Committee

      Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

      The responsibilities of the Audit Committee include providing oversight to Natural Gas Systems' financial reporting process through periodic meetings with Natural Gas Systems' independent auditors and management to review accounting, auditing, internal controls, and financial reporting matters. The management of Natural Gas Systems is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on Natural Gas Systems' senior management, including senior financial management, and its independent auditors.

      We have reviewed and discussed with senior management Natural Gas Systems' audited financial statements included in the fiscal year 2005 Annual Report on Form 10-KSB, as amended. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with accounting principles generally accepted in the United States.

      We have discussed with Hein & Associates LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of Natural Gas Systems' financial statements with respect to (i) their responsibility under auditing standards generally accepted in the United States, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

      We have received from Hein & Associates LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Hein & Associates LLP and the Company that in its professional judgment may reasonably be thought to bear on independence. Hein & Associates LLP has discussed its independence with us. Hein & Associates LLP confirmed in its letter, in its professional judgment, it is independent of Natural Gas Systems within the meaning of the federal securities laws.

      Based on the review and discussions described above with respect to Natural Gas Systems' audited financial statements included in Natural Gas Systems' fiscal year 2005 Annual Report on Form 10-KSB, as amended, we have recommended to the Board of Directors that such financial statements be included in Natural Gas Systems' Annual Report on Form 10-KSB, as amended.

      It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and Natural Gas Systems' independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of Natural Gas Systems' independent auditors with respect to such financial statements.

                                        Respectfully submitted,

                                        Audit Committee:

                                        Gene Stoever
                                        E.J. DiPaolo

Independent Public Accountants


      On May 26, 2004, the Company dismissed Chisholm, Bierwolf & Nilson, LLC as its independent public accountants and engaged Hein & Associates LLP as its independent public accountants, as described more fully below. At that time, the Company also changed its fiscal year to end on June 30 from December 31. The reports of Chisholm, Bierwolf & Nilson, LLC on the financial statements of Reality Interactive, Inc (the "Predecessor Company") for the two fiscal years ended December 31, 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Predecessor Company's two fiscal years ended December 31, 2003 and the subsequent interim periods through May 26, 2004, there were no disagreements between the Predecessor Company and Chisholm, Bierwolf & Nilson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Chisholm, Bierwolf & Nilson's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. During the two fiscal years ended December 31, 2003 and the subsequent interim periods through May 26, 2004, there were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B.

      The Company's financial statements for the period from Septebmer 23, 2003 (inception) to December 31, 2003, the six months ended June 30, 2004 and the twelve months ended June 30, 2005, were audited by Hein & Associates LLP. During such periods, the Company did not consult Hein & Associates LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any matter that was the subject of any disagreement or reportable event as set forth in Items 304(a)(1)(iv) of Regulation S-B, except that Hein & Associates performed a financial audit as of December 31, 2003 and a financial review as of March 31, 2004 for Old NGS.

      Aggregate fees billed to us for professional services by Hein & Associates LLP during the fiscal year ended June 30, 2005 and June 30, 2004 were as follows:


-------------------------------------------------------------------------------
                                           Twelve Months          Six Months
                                               Ended                Ended
                                            June 30,2005        June 30, 2004
-------------------------------------------------------------------------------
Audit Fees                                   $ 103,813             $ 15,280
-------------------------------------------------------------------------------
Audit-Related Fees                           $       0             $      0
-------------------------------------------------------------------------------
Tax Fees                                     $  29,735             $  1,060
-------------------------------------------------------------------------------
All Other Fees                               $       0             $      0
-------------------------------------------------------------------------------


      In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees Natural Gas Systems paid Hein & Associates LLP professional services for the audit of our consolidated financial statements included in our Form 10-KSB, as amended and the review of financial statements included in Form 10-QSBs, and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and "tax fees" are fees for tax compliance, tax advice and tax planning.

      All of the audit related services and tax fees were pre-approved by the Audit Committee.

      The Audit Committee has considered the compatibility of the non-audit services provided by Hein & Associates LLP to Hein & Associates LLP's continued independence and has concluded that the independence of Hein & Associates LLP is not compromised by the performance of such services.

Pre-Approval of Services by External Auditor


      The Audit Committee has adopted policies and procedures for the pre-approval of the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The Audit Committee approves all audit fees and terms for all services provided by the independent auditor, and considers whether these services are compatible with the auditor's independence. The Chairman of the Audit Committee may approve additional proposed services that arise between Committee meetings provided that the decision to approve the service is presented at the next scheduled Committee meeting. All non-audit services provided by the external auditor must be pre-approved by the Audit Committee Chairman prior to the engagement. The Audit Committee pre-approved all audit and permitted non-audit services by Hein & Associates LLP in 2005.

                                   PROPOSAL II

             PROPOSAL TO RATIFY APPOINTMENT OF HEIN & ASSOCIATES LLP
                          AS THE COMPANY'S ACCOUNTANTS


      The Audit Committee of the Board of Directors has approved Hein & Associates LLP as the Company's independent accountants to audit its consolidated financial statements for the fiscal year ending June 30, 2006. From May 2004 to June 30, 2004, and from June 30, 2004 through June 30, 2005, Hein & Associates LLP served as the Company's independent accountants and also provided certain tax consulting and other accounting services. The Company is not required to seek stockholder approval for the appointment of its independent accountants; however, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.


      The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Hein & Associates LLP as the Company's independent accountants.

      Representatives of Hein & Associates LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

      Any proposal which a Company stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act") at our next annual meeting of stockholders to be held in 2006 must be received by Natural Gas Systems on or before June 30, 2006. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the Proxy Statement and Proxy in 2006.

                                  OTHER MATTERS

Expenses of Solicitation

      The cost of soliciting proxies in the accompanying form will be borne by Natural Gas Systems. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of Natural Gas System, personally or by telephone, facsimile or email.

Miscellaneous

      Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Annual Report

      A copy of the Company's Annual Report on Form 10-KSB, as amended, without exhibits, for the year ended June 30, 2005 filed with the Securities and Exchange Commission accompanies this Proxy Statement. Copies of the Form 10-KSB, as amended, exhibits are available without charge. Stockholders who would like such copies should direct their requests in writing to: Natural Gas Systems, Inc., 820 Gessner, Suite 1340, Houston, Texas 77024, Attention: Sterling H. McDonald.

                                        By Order of the Board of Directors


                                        /s/ Laird Q. Cagan
                                        ----------------------------------------
                                        Laird Q. Cagan, Secretary

                                    P R O X Y

                            NATURAL GAS SYSTEMS, INC.
                              a Nevada Corporation
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 1, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert S. Herlin and Sterling H. McDonald, or either of them, as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Natural Gas Systems, Inc., held of record by the undersigned on October 21, 2005 at the Annual Meeting of Stockholders to be held at the Company's offices at 820 Gessner Street, Suite 1340, Houston Texas 77024 on Thursday, December 1, 2005, at 2:00 p.m. (local time), or any adjournments or postponement thereof with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

1. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.

      |_| FOR all nominees listed below        |_| WITHHOLD AUTHORITY to vote
          (except as marked to the                 for all nominees listed below
          contrary below)

      Nominees: Robert S. Herlin, Laird Q. Cagan, John Pimentel, Gene Stoever and E. J. DiPaolo.

      (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

      __________________________________________________________________________

2. Proposal to ratify appointment of Hein & Associates LLP, as independent auditor.

      |_| For                   |_| Against                   |_| Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2. I understand that I may revoke this Proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to the commencement of the Annual Meeting.

Dated:_____________________________________

___________________________________________
Signature

___________________________________________
Signature if Held Jointly

___________________________________________
Number of Shares

Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a Partnership, sign in the name of the Partnership name by an authorized person. Please mark, sign, date and return the Proxy promptly using the enclosed envelope.